                        SUPPLEMENT TO THE PROSPECTUS AND
                     STATEMENT OF ADDITIONAL INFORMATION OF:

                       SG COWEN STANDBY RESERVE FUND, INC.
   (Formerly, "Cowen Standby Reserve Fund, Inc."/Each dated February 1, 1998)

                 SG COWEN STANDBY TAX-EXEMPT RESERVE FUND, INC.
      (Formerly, "Cowen Standby Tax-Exempt Reserve Fund, Inc."/Each dated
                               February 1, 1998)


Until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager and principal underwriter to the above-referenced funds (the "Funds"). On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen") (the "Acquisition"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Funds, with the existing investment management personnel of Cowen continuing to provide investment management services to the Funds; and Funds Distributors, Inc., located at 60 State Street, Boston, Massachusetts, 02109, has served as the new principal underwriter to the Funds. Additionally, effective as of July 1, 1998, the names of the Funds were changed, as indicated above, in order to reflect the Funds' new management by SG Cowen.

Each of the management agreements between Cowen and the Funds provided for automatic termination in the event of its "assignment," which included consummation of the Acquisition. Accordingly, new management agreements between SG Cowen and each Fund (the "New Agreements"), identical in material respects with the prior management agreements, were approved by the Board of Directors of each Fund at a meeting held on May 21, 1998. On June 16, 1998, Cowen and SGSC were granted an exemptive order by the Securities and Exchange Commission pursuant to which the New Agreements were permitted to be implemented without shareholder approval beginning on July 1, 1998 and continuing, for a period of up to 150 days, through the date on which each of the New Agreements are approved or disapproved by the respective shareholders of the Funds.

The shareholders of the Standby Reserve Fund and the Standby Tax-Exempt Reserve Fund approved the continuance of the New Agreements on October 8, 1998 and September 17, 1998, respectively. As indicated above, each of the New Agreements contain substantially the same terms and conditions as the corresponding prior management agreements, including the management fee payable by the Funds.

SG Cowen Standby Reserve Fund Only. On May 21, 1998, the Board of Directors of the Standby Reserve Fund approved a proposal to effectively lower the investment management fee rate payable by the Fund. As such, effective as of June 1, 1998, the investment management fee rate payable by the Standby Reserve Fund was changed from an annual rate of .50% of the daily net assets of the Fund to an annual rate of .50% of assets not in excess of $1.5 billion, .475% of assets over $1.5 billion but not in excess of $2.5 billion, and .45% of assets over $2.5 billion.

October 13, 1998